SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act
                                   of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [    ]
Check  the  appropriate  box:
[    ]  Preliminary  Proxy  Statement
[    ]  Confidential, for the Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ x  ]  Definitive  Proxy  Statement
[    ]  Definitive  Additional  Materials
[    ]  Soliciting  Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  NBI, Inc.
--------------------------------------------------------------------------------
               (Name of Regsitrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[ x  ]  $125  per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item  22(a)(2)  of  Schedule  14A
[    ]  $500  per  each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3)
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
       (1)  Title  of each class of securities to which transaction applies:
            ____________________________________________________________________

       (2)  Aggregate  number  of  securities  to which transaction applies:
            ____________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchanged Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

       (4)  Proposed  maximum  aggregate  value  of  transaction:
            ____________________________________________________________________

       (5)  Total  fee  paid:
            ____________________________________________________________________

[    ]  Fee  paid  previously  with  preliminary  materials.

[    ] Check box if any part of fee is offset as provided by Exchange Act Rule
       0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount  previously  paid:
            ____________________________________________________________________

       (2)  Form,  schedule  or  registration  statement  number:
            ____________________________________________________________________

       (3)  Filing  party:
            ____________________________________________________________________

       (4)  Date  filed:
            ____________________________________________________________________

                                   NBI, INC.


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 2, 1996



     The Annual Meeting of Stockholders of NBI, Inc., a Delaware corporation (the "Company"), will be held on Monday, December 2, 1996, at 2:00 p.m., Pacific Time, at the offices of Equibond, Inc., 100 Wilshire Blvd., Suite 1700, Santa Monica, California, for the following purposes:

   1. To  elect  two  directors  to  the  Company's Board of Directors.

   2. To approve certain amendments to the Company's Employee and Director Stock Option Plan.

   3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business on October 8, 1996, will be entitled to notice of and to vote at the meeting. The minutes of the last Annual Stockholders' Meeting and the stockholders' list of their share eligibility to vote at the 1996 Annual Meeting will be open to inspection by the stockholders at the Company's principal office, 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, for a period of 10 days prior to the annual meeting.

     Shares can only be voted at the meeting if the holder is present or represented by proxy. If you do not expect to attend the meeting, you are urged to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.


By  Order  of  the  Board  of  Directors



Marjorie  A.  Cogan
Secretary


Longmont,  Colorado
October  22,  1996


                                  YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE
GIVEN  A  PROXY.    THE  PROMPT  RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN
PREPARATION  FOR  THE  MEETING.

                                   NBI, INC.
                        1880 INDUSTRIAL CIRCLE, SUITE F
                           LONGMONT, COLORADO  80501



                                PROXY STATEMENT



SOLICITATION,  EXERCISE  AND  REVOCABILITY  OF  PROXY

     The enclosed proxy is solicited by the Board of Directors of NBI, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Monday, December 2, 1996, or at any adjournment or postponement thereof. The meeting will be held at 2:00 p.m., Pacific Time, at the offices of Equibond, Inc., 100 Wilshire Blvd., Suite 1700, Santa Monica, California. It is anticipated that this proxy statement and the accompanying form of proxy will first be mailed to the stockholders of the Company on or about October 22, 1996. The Company's principal executive offices are located at 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, and its telephone number at those offices is (303) 684-2700.

     A proxy is revocable at any time, before it is voted, by written notice to the Company, grant of a subsequent proxy, or voting at the meeting in person. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not properly revoked before they are voted) will be voted for the election of the two nominees to the Board of Directors named elsewhere herein, for the approval of the amendments to the Company's Employee and Director Stock Option Plan and in the discretion of the Board of Directors as to such other business as may come before the meeting. In the event a stockholder specifies a different choice on his proxy, his shares will be voted in accordance with the specifications so made.


COST  OF  SOLICITATION

 The  cost  of  soliciting  proxies  will  be  borne  by  the  Company.

VOTING

     Only stockholders of record at the close of business on October 8, 1996, will be entitled to vote at the meeting. On that date there were 8,000,984 shares of the Company's common stock issued and outstanding, entitled to one vote per share. Stockholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half the shares voting for the election of directors can elect all the directors if they choose to do so. Approval of the amendments to the Company's Employee and Director Stock Option Plan requires the affirmative vote of a majority of the shares of common stock outstanding on the record date. On all other matters, a favorable vote consists of a simple majority of the votes represented at a meeting at which a quorum is present. The Company believes that as of October 8, 1996, the approximate number of stockholders of record of its common stock was 2,850. This includes shares held in nominee or "street" accounts.

     The Board of Directors knows of only three stockholders owning more than five percent of the outstanding voting securities of the Company: Jay H. Lustig, the Chairman of the Board and Chief Executive Officer of the Company, Hakatak Enterprises, Inc., and Harry J. and Patricia S. Brown. See "Beneficial Ownership of Common Stock." While the Company has no knowledge of any other stockholders owning more than five percent of the outstanding voting securities of the Company, the Company believes it is possible such holders exist as a result of the Company's stock repurchase program.

                             ELECTION OF DIRECTORS

     At the time of the annual meeting, the Board of Directors will consist of two incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of stockholders and until their successors are elected and qualified.


INFORMATION  CONCERNING  DIRECTORS

     Jay H. Lustig and Martin J. Noonan, both incumbent directors, have been nominated by the Board of Directors for election. Both nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that either nominee will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director.
Information  regarding  nominees  and  directors  is  set  forth  below.

NOMINEES  FOR  ELECTION  AS  DIRECTORS

     Name                Age    Principal Occupation             Director Since

     Jay  H.  Lustig      41    President, J.H.L. Holdings       February  1992
     Martin  J. Noonan    44    Managing Director of NBI, Inc.   April  1994

     JAY H. LUSTIG, Chairman of the Board and Chief Executive Officer, has been President of J.H.L. Holdings, an investment management firm since 1989. He is also President of Equibond, Inc., a stock brokerage firm formed in 1995.
 In addition, he is Chairman of the Board of National Bancshares of Texas, a three-bank holding company in Laredo, Texas.

     MARTIN J. NOONAN, Director, has been Managing Director for NBI, Inc. since June 1993 with the responsibility for managing the day-to-day activities within the Company. He has been with the Company for ten years in various management positions including General Manager of the systems integration operation from June 1992 to June 1993, and Director of Marketing from September 1986 to June 1992.

     Any stockholder who desires to propose a candidate for board membership to be considered at the 1997 Annual Meeting of Stockholders should send, to the attention of the Secretary of the Company, a signed letter of recommendation containing the name and address of the proposing stockholder and the proposed candidate (see "Stockholder Proposals") and setting forth the complete business, professional and educational background of the proposed candidate.

COMMITTEES,  ATTENDANCE,  NOMINATIONS

     The Company has standing audit, compensation and nominating committees, each of which consists of Mr. Lustig and Mr. Noonan. The nominating committee is responsible for the nomination of persons whose names shall appear on the ballot for election of directors. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The compensation committee approves salaries and other compensation arrangements for the officers of the Company; however, Mr. Lustig does not vote on matters relating to his compensation. These committees did not meet during fiscal year 1996; however, these issues were discussed at regular board meetings.

     The Company's Board of Directors met two times during fiscal year 1996, including telephone meetings. Both directors participated by personally or telephonically attending, during fiscal year 1996, both Board of Directors meetings.

 EXECUTIVE  OFFICERS

     JAY H. LUSTIG is the Chairman of the Board and Chief Executive Officer of the Company (the "Named Officer"). He has been on the Board since February 1992. Mr. Lustig has performed the functions of a chief executive officer since September 25, 1992, but only assumed the title of Chief Executive Officer on October 1, 1993, the effective date of his employment agreement with the Company. Prior to October 1, 1993, Mr. Lustig received no compensation for performing the functions of the chief executive officer.

     The Company has no other executive officers as defined under the Securities Exchange Act of 1934.

 EXECUTIVE  COMPENSATION

     Set  forth  below  is information regarding the compensation of the Named
Officer.   The Company has no executive officers whose total annual salary and bonus  exceeded  $100,000.

     The summary compensation table set forth below contains information regarding the compensation of the Named Officer for services rendered in all capacities during fiscal years 1996, 1995 and 1994.


                          SUMMARY COMPENSATION TABLE

                            Annual Compensation       Long Term Compensation
                        ------------------------- ------------------------------
                                                             Securities    All
                                          Other   Restricted   Under-     Other
Name and                                  Annual     Stock      lying    Compen-
Principal       Fiscal   Salary   Bonus  Compensa-  Award(s)   Options    sation
Position         Year     ($)      ($)    tion ($)   ($)         (#)       ($)
--------------- ------- --------- ------ --------- ---------- ---------- -------
Jay H. Lustig,   1996   $60,000     --      --        --          --        --
Chief Executive  1995   $60,000     --      --        --          --        --
Officer (1)      1994   $51,000(2)  --      --        --       400,000(3)   --


 (1) Mr. Lustig acted in the capacity of a chief executive officer, though he did not hold that title, from September 25, 1992, until October 1, 1993. On that date, Mr. Lustig entered into an employment agreement with the Company by which he was appointed as Chief Executive Officer of the Company. Mr. Lustig received no salary for acting in the capacity of a chief executive officer prior to October 1, 1993.

 (2) This compensation consists of $45,000 paid to Mr. Lustig as Chief Executive Officer for the period October 1, 1993 through June 30, 1994, and $6,000 paid as director compensation for the period July 1, 1993 through September 30, 1993.

 (3) These options were granted to Mr. Lustig on October 1, 1993, in accordance with his employment agreement with the Company, in connection with his services
as  Chief  Executive  Officer.    See  "Employment and Severance Agreements".


                       OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted to the Named Officer during the fiscal year ended June 30, 1996.

     The following table shows that the Named Officer did not exercise stock options during the fiscal year ended June 30, 1996 and states the number of shares covered by both exercisable and non-exercisable stock options as of June 30, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES




                                                           Value of Unexercised
              Acquired            Number of Securities     In-the-Money Options
                 on     Value    Underlying Unexercised     at FY-End ($) Exer-
              Exercise Realized   Options at FY-End (#)   -cisable/Unexercisable
Name             (#)     ($)    Exercisable/Unexercisable          (1)
------------- -------- -------- ------------------------- ----------------------
Jay H. Lustig     0       0     225,000(2)        200,000  $15,531        $2,250



 (1) The market value of one share of the Company's Common Stock at the end of fiscal 1996 was $.78125.

 (2) Includes director stand-alone options for 25,000 shares granted by the Company's Board of Directors during fiscal 1993 and 200,000 shares underlying options issued during fiscal 1994 in conjunction with the Named Officer's employment agreement. All options expire five years after the date of grant.




 DIRECTOR  COMPENSATION

     Directors who are not employees of the Company receive an annual retainer of $8,000, a fee of $2,000 per meeting attended, $1,500 per committee meeting attended (except when attended in conjunction with a Board meeting) and
reimbursement  of  expenses  incurred  in  attending  meetings.    There is no
compensation for telephonic meetings. This is the only arrangement for compensation of directors. No directors' fees were incurred during fiscal 1996, as all directors were also employees of the Company.

EMPLOYMENT  AND  SEVERANCE  AGREEMENTS

     The Company entered into an employment agreement effective October 1, 1993, with Jay H. Lustig (the "CEO Agreement"). Pursuant to the terms of the CEO Agreement, Mr. Lustig became an employee and Chief Executive Officer of the Company as of October 1, 1993. Under the terms of this agreement, the Company pays Mr. Lustig an annual salary of $60,000. As CEO of the Company, Mr. Lustig is no longer considered an outside director and consequently is no longer eligible to receive director's compensation.

     Mr. Lustig's position as CEO of the Company is a part-time position to which he is required to dedicate no less than one-third of normal executive business hours. In addition to Mr. Lustig's salary, the CEO Agreement provides that the Company will pay Mr. Lustig an annual bonus of 10% of the Company's pre-tax profits, if any, derived from all sources, but only to the extent such 10% figure exceeds Mr. Lustig's base salary. Mr. Lustig remains eligible for such bonus for twelve months after his termination from the position of CEO.

     In addition to the salary and bonus described above, the CEO Agreement required that Mr. Lustig be granted a non-qualified stock option to purchase 400,000 shares of the Company's common stock at an exercise price of $.77 per share. Such price was approximately 400% of certain historic trading levels of the Company's common stock. This option was effective as of October 1, 1993, and contains four year vesting at 25% per year with vesting continuing as long as Mr. Lustig is CEO.

     The CEO Agreement runs for one year terms which automatically renew on July 1, unless terminated in writing by a majority of the Board of Directors prior to such renewal date. As there was no action to terminate the CEO Agreement, it automatically renewed for an additional one year term on July 1, 1996.

 BENEFICIAL  OWNERSHIP  OF  COMMON  STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of October 5, 1996 by
(i) persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, (ii) each director and nominee for director, (iii) each Named Officer and (iv) all executive officers and directors as a group. A person is deemed to be a beneficial owner of common stock that can be acquired by such person within 60 days from October 5, 1996 upon the exercise of warrants or options.





                                         Amount and
                                         Nature of               Total as
Name and Address of                      Beneficial              Percent
Beneficial Owner                         Ownership               of Class
-------------------------------------    --------------          ---------

Jay H. Lustig                             1,750,000 (1)            18.90%
P.O. Box 505
Belle Vernon, PA  15012

Martin J. Noonan                            100,500 (2)             1.24%
1880 Industrial Circle, Suite F
Longmont, CO  80501

Hakatak Enterprises, Inc.                   928,645 (3)            11.61%
PO Box 1623
Pacific Palisades, CA  90272

Harry J. and Patricia S. Brown            1,041,000 (3)            13.01%
16079 Mesquite Circle
Fountain Valley, CA  92708

All Executive Officers and Directors
  as a Group (2 persons)                  1,850,500 (4)            19.77%


 (1) Includes 325,000 shares underlying options that are currently exercis-able and 935,000 shares underlying warrants that are currently exercisable.
The options include director stand-alone options for 25,000 shares granted by the Company's Board of Directors during fiscal 1993 and 300,000 shares under-lying options issued during fiscal 1994 in conjunction with the Chief Executive Officer's employment agreement. The warrants were issued to the CEO in conjunction with a business acquisition. See "Related Party Transactions".

 (2) Consists of 100,500 shares underlying options granted under the Employee and Director Stock Option Plan that are currently exercisable.

 (3)      Information  based  upon  Schedules  13D  dated  March  19,  1996.

 (4) Includes 425,500 shares underlying options that are currently exer-cisable and 935,000 shares underlying warrants that are currently exercisable.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section  16(a)  forms  they  file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes all forms required by Section 16(a) during the fiscal year ended June 30, 1996 were timely filed.


                          RELATED PARTY TRANSACTIONS

     In February 1995, the Company entered into an agreement to acquire 80% of the outstanding stock of a small children's paint and novelty toy manufacturing company, (the"Acquired Company") effective as of January 1, 1995. Prior to this agreement the Company's Chief Executive Officer (CEO), Jay H. Lustig, owned 55% of the outstanding stock of the manufacturer. Under the purchase agreement, the Company paid $288,000 in cash for the stock, including $158,000 paid to NBI's CEO. In addition, the sellers are eligible to receive royalty payments based upon gross margin performance in excess of specified amounts. NBI's CEO will receive 55% of any such royalty payments. No royalties were incurred by the Company during the fiscal years ended June 30, 1996 and 1995. In conjunction with the purchase agreement, the sellers were issued warrants to purchase a total of 1.7 million shares of NBI's common stock, including warrants to purchase 935,000 shares issued to the Company's CEO, at a price of $.89 per share. These warrants are exercisable through December 31, 2002.

     During fiscal 1996, the Company utilized a stock brokerage firm, which is 100% owned by its CEO, to execute certain transactions on its behalf. However, NBI uses another unrelated company to act as custodian and clearing firm for its investment assets. Gross revenues earned by the brokerage firm related to investment transactions by NBI in fiscal 1996, totaled $89,000 on purchase and sale transactions totaling $26,988,000 before fees.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     On August 11, 1995, NBI, Inc., as approved by its Board of Directors, dismissed the firm of Ernst & Young, LLP and on August 17, 1995, engaged the firm of BDO Seidman, LLP as its principal accountant. During the two fiscal years ended June 30, 1994, and the subsequent period preceding the dismissal of Ernst & Young, LLP, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The reports of Ernst & Young, LLP, on the financial statements of the Company at and for the years ended June 30, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has received a letter from Ernst & Young, LLP addressed to the SEC stating that it agrees with the above statements. A copy of this letter, dated August 17, 1995, was filed as an exhibit to the Company's report on Form 10-KSB for the fiscal year ended June 30, 1995.

     BDO Seidman, LLP has been selected as the Company's principal accountant for the fiscal year ending June 30, 1997. A representative of BDO Seidman, LLP will not be present at the annual meeting and, therefore, will neither have the opportunity to make a statement nor be available to answer questions.


                             PROPOSALS FOR VOTING

PROPOSAL  1:    ELECTION  OF  DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the reelection of the two incumbent directors as discussed under "Election of Directors."

 PROPOSAL  2:    APPROVAL OF AMENDMENTS TO THE COMPANY'S EMPLOYEE AND DIRECTOR
STOCK  OPTION  PLAN

     The Board of Directors has approved, and recommends that stockholders approve, certain amendments to the Company's Employee and Director Stock Option Plan (the "Plan"). The Plan was originally adopted in February 1992 in connection with the Company's reorganization. In December 1995, the Board of Directors determined that certain amendments should be made in the Plan to make options to be granted more meaningful, given the Company's active operations and employee force at the subsidiary level. The primary purposes of those amendments are to permit the grant of incentive stock options and provide the ability to grant options at fair market value (now that there is an active and fairly steady public market for the stock). In September 1996, the Board adopted an additional amendment that makes clear that stockholder approval of amendments is required only if required by law or the rules of an exchange or trading system on which the common stock is traded. The amendments to the Plan are set forth below and a copy of the Amended and Restated Employee and Director Stock Option Plan is attached as Exhibit A to this Proxy Statement.

     1.        The last sentence of Section 1 of the Plan was amended to read:

     The options granted under the Plan are intended to be either incentive or non-qualified stock options, as those terms are understood in the Internal Revenue Code of 1986, a amended (the "Code").

     2. Section 3 of the Plan was amended to add in the fourth line thereof before the word "granted" the word "initially."

     3. Section 4(a) of the Plan was amended so that the first sentence thereof reads:

 (a) The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), or if available, a committee of "disinterested" members of the Board consisting of not less than two members appointed by the Board and serving at the Board's pleasure (the "Committee").

     4. The first part of the second sentence of Section 4(b) of the Plan was amended to read:

 "The Board shall have the power to interpret or amend or discontinue the Plan, except that any amendment which, under state or federal law or the applicable rules of any exchange or trading system on which the common stock is traded, would require stockholder approval shall take effect only upon such approval;

     5. Section 5(a) of the Plan was amended in the first sentence to remove the word "Non-Qualified" and as follows in the third sentence thereof:

 The purchase price per share of an Employee Option shall be no less than the "fair market value" (as that term is defined in Section 9, below) and no more than 150% of the "fair market value" of the common Stock on the date of grant of such Employee Option (except if the "fair market value" is determined pursuant to clause (iv) of Section 9, the purchase price per share shall be 150% of the "fair market value" on the date of grant).

     6. Section 5 (a) was further amended so that after the chart in the second paragraph thereof, the words "unless otherwise provided by the Board" were added.

     7. Section 9 was amended in clause (iii) thereof to read "(iii) if the Company's Common Stock is reported or listed on any regional or other system or exchange, the closing price per share of Common Stock, as reported by such system or exchange, or".

     8. Sections 3, 5, 7, 8 and 10 (c) were amended by deleting certain references to Director and Management Options.

 DESCRIPTION  OF  THE  PLAN

     General.    The  Plan was adopted for the purpose of granting employees and directors options to purchase common stock so that they may have the opportunity to participate in the growth of the Company and to provide them with an increased incentive to promote the interests of the Company.

     Administration of the Plan. The plan is administered by the Board of Directors (the "Board") or, if available, a committee of disinterested members of the Board. The Board may from time to time adopt such rules and regulations as it deems advisable for the administration of the Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the Plan.

     Grant of Options. Options may be granted under the Plan for a total of 2,000,000 shares of Common Stock. Of these, 1,100,000 were granted to officers and directors in 1992, all of which have expired. Any additional grants of options may be made only to employees of the Company and any parent or subsidiary. The Board determines the terms of options granted under the Plan, including the type of option (which can be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options), the exercise price, the number of shares subject to the option, and the exercisability thereof. The Board also determines, at the time of grant, the period during which the option will be exercisable.

     Terms and Conditions of Options. The Board may impose on an option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan. The exercise price of any stock option granted under the Plan must not be less than 100% or more than 150% of the fair market value of a share of Common Stock on the date of grant, except that as to an optionee who at the time an incentive stock option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such incentive stock option must be at least equal to 110% of the fair market value of the shares as of the date prior to the date of the grant. In addition, no incentive stock option can be granted to any employee where the aggregate fair market value of the shares (determined at the date of such option grant) for which such incentive stock options are exercisable for the first time in any calendar year exceeds $100,000. In connection with a merger, sale of all of the Company's assets, or other transaction which results in the replacement of the Company's Common Stock with the stock of another corporation, the Board may terminate stock options, accelerate the exercise date of stock options, or provide for the assumption or replacement of stock options with comparable options of such other corporation.

     Exercise  of  Options.    An optionee may exercise less than all of the
matured portion of an option, in which case such unexercised, matured portion shall continue to remain exercisable, subject to the terms of the Plan, until the option terminates.


FEDERAL  INCOME  TAX  CONSEQUENCES.

     Incentive  Stock  Options.    The  Company anticipates that all options
granted under the Plan and treated by the Company as "incentive stock options," that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

 The  optionee  will  recognize  no  income  at  the  time  of grant.

 Upon exercise of the incentive stock option, no income will result to any party.

 If there is no disposition of the shares until a date that is both (i) two years from the grant of an incentive stock option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between his amount realized and the option price. Any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee.

 Generally, the Company receives no deduction in connection with the transaction.

Certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

     Non-qualified  Stock  Options.    The  Company  anticipates  that  all
non-qualified stock options granted under the Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others;

 The  optionee  will  recognize  no  income  at  the  time  of  grant.

 Upon exercise of the non-qualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares.

 If the shares acquired upon the exercise of a non-qualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to him. Such gain or loss will be long-term or short-term depending on whether or not such shares are held for longer than six months. The adjusted basis usually (but not always) will include the option price plus any ordinary income described in (b) with respect to such shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE COMPANY EMPLOYEE AND DIRECTOR STOCK OPTION PLAN.

     Approval of the amendments to the Company Employee and Director Stock Option Plan requires the affirmative vote of a majority of the shares of common stock outstanding on the record date.


                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

                             STOCKHOLDER PROPOSALS

     In accordance with the rules of the Securities and Exchange Commission ("SEC"), any proposal of a stockholder intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company, to the attention of the Secretary, 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, by June 24, 1997, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1997 Annual Meeting.


                     ANNUAL REPORT - FINANCIAL STATEMENTS

     A copy of the Company's 1996 Annual Report, including financial statements for years ended June 30, 1996 and 1995, is being mailed to all stockholders herewith. The Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is to be made.


                                   By  order  of  the  Board  of  Directors




                                   Marjorie  A.  Cogan
                                   Secretary



 Dated:          October  22,  1996

                                   EXHIBIT A

                             AMENDED AND RESTATED
                    EMPLOYEE AND DIRECTOR STOCK OPTION PLAN


            1. PURPOSE. THE PURPOSE OF THIS EMPLOYEE AND DIRECTOR STOCK OPTION PLAN (THE "PLAN") IS TO GRANT TO CERTAIN EMPLOYEES AND THOSE ASSOCIATED AS DIRECTORS WITH NBI, INC., A DELAWARE CORPORATION (THE "CORPORATION"), OPTIONS TO PURCHASE ITS COMMON STOCK (THE "COMMON STOCK") SO THAT THEY MAY HAVE THE OPPORTUNITY TO PARTICIPATE IN THE GROWTH OF THE CORPORATION AND TO PROVIDE SUCH EMPLOYEES AND DIRECTORS WITH AN INCREASED INCEN-TIVE TO PROMOTE THE INTERESTS OF THE CORPORATION. THE OPTIONS GRANTED UNDER THE PLAN ARE INTENDED TO BE EITHER INCENTIVE OR NON-QUALIFIED STOCK OPTIONS, AS THOSE TERMS ARE UNDERSTOOD IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            2. ELIGIBLE PERSONS. EMPLOYEES AND DIRECTORS OF THE CORPORATION OR OF ANY PARENT OR SUBSIDIARY OF THE CORPORATION SHALL BE ELIGIBLE TO BE GRANTED OPTIONS UNDER THE PLAN. "PARENT" AND "SUBSIDIARY" SHALL HAVE THE MEANINGS DEFINED IN SECTION 425 OF THE CODE.

            3. STOCK SUBJECT TO PLAN. SUBJECT TO THE PROVISIONS OF SECTION 10, THE MAXIMUM AGGREGATE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED AND SOLD UNDER THE PLAN IS 2,000,000 SHARES OF COMMON STOCK, WHICH MAY BE
AUTHORIZED, BUT UNISSUED, OR REACQUIRED COMMON STOCK. OF THE 2,000,000 SHARES, 1,100,000 SHARES SHALL BE INITIALLY GRANTED TO EXISTING MANAGEMENT ("MANAGEMENT OPTIONS") AND MEMBERS OF THE BOARD OF DIRECTORS ("DIRECTOR OPTIONS"), AND 900,000 MAY BE GRANTED TO ANY EMPLOYEE OF THE CORPORATION. IF ANY OPTION SHOULD EXPIRE OR BECOME UNEXERCISABLE FOR ANY REASON WITHOUT HAVING BEEN EXER-CISED IN FULL, THE UN-PURCHASED SHARES WHICH WERE SUBJECT THERETO, UNLESS THE PLAN HAS BEEN TERMINATED, SHALL BECOME AVAILABLE FOR FUTURE GRANT AND SALE UNDER THE PLAN AS EMPLOYEE OPTIONS. NO EMPLOYEE OPTION MAY BE GRANTED UNDER THE PLAN MORE THAN 10 YEARS AFTER THE ADOPTION OF THE PLAN BY THE BOARD.

            4.   ADMINISTRATION.

                 (a) THE PLAN SHALL BE ADMINISTERED BY THE BOARD OF DIRECTORS OF THE CORPORATION (THE "BOARD"), OR IF AVAILABLE, A COMMITTEE OF "DISINTERESTED" MEMBERS OF THE BOARD CONSISTING OF NOT LESS THAN TWO MEMBERS APPOINTED BY THE BOARD AND SERVING AT THE BOARD'S PLEASURE (THE "COMMITTEE").
A  "DISINTERESTED"  DIRECTOR  IS  A  DIRECTOR  WHICH  MEETS THE "DISINTERESTED
ADMINISTRATOR" REQUIREMENTS OF RULE 16B-3 OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), INCLUDING THE REQUIREMENT THAT, DURING THE ONE YEAR PERIOD PRIOR TO SERVICE AS AN ADMINISTRATOR OF THE PLAN, SUCH DIRECTOR HAS NOT BEEN GRANTED OR AWARDED EQUITY SECURITIES PURSUANT TO THE PLAN OR ANY OTHER PLAN OF THE COMPANY OR ITS PARENT OR SUBSIDIARIES EXCEPT AS MAY BE PERMITTED BY RULE 16B-3(C)(2) OF THE EXCHANGE ACT OR ANY SUCCESSOR TO SUCH RULE. AS USED HEREIN, THE TERM BOARD SHALL ALSO MEAN SUCH COMMITTEE OF THE BOARD.

                 (b) THE  BOARD  MAY  FROM  TIME  TO  TIME ADOPT SUCH RULES AND
REGULATIONS AS IT MAY DEEM ADVISABLE FOR THE ADMINISTRATION OF THE PLAN, AND MAY ALTER, AMEND, OR RESCIND ANY SUCH RULES AND REGULATIONS IN ITS DISCRETION.
 THE BOARD SHALL HAVE THE POWER TO INTERPRET OR AMEND OR DISCONTINUE THE PLAN, EXCEPT THAT ANY AMENDMENT WHICH, UNDER STATE OR FEDERAL LAW OR THE APPLICABLE RULES OF ANY EXCHANGE OR TRADING SYSTEM ON WHICH THE COMMON STOCK IS TRADED, WOULD REQUIRE STOCKHOLDER APPROVAL SHALL TAKE EFFECT ONLY UPON SUCH APPROVAL; AND FURTHER PROVIDED THAT WITHOUT THE WRITTEN CONSENT OF AN OPTIONEE, NO AMENDMENT OR DISCONTINUANCE OF THE PLAN SHALL ALTER OR IMPAIR ANY OPTION PREVIOUSLY GRANTED TO SUCH OPTIONEE UNDER THE PLAN, SUBJECT TO ANY PROVISIONS OTHERWISE IN THE PLAN. ALL DECISIONS MADE BY THE BOARD IN THE ADMINISTRATION AND INTERPRETATION OF THE PLAN SHALL BE BINDING AND CONCLUSIVE FOR ALL
PURPOSES.    NO  MEMBER  OF  THE BOARD SHALL BE LIABLE FOR ANY ACTION TAKEN OR
DECISIONS MADE BY HIM OR HER IN GOOD FAITH WITH RESPECT TO THE PLAN OR ANY OPTIONS GRANTED UNDER IT.

                 (c) ONCE APPOINTED, THE COMMITTEE SHALL CONTINUE TO SERVE UNTIL OTHERWISE DIRECTED BY THE BOARD. SUBJECT TO THE FOREGOING AND SECTION 4(A), FROM TIME TO TIME THE BOARD MAY INCREASE THE SIZE OF THE COMMITTEE AND APPOINT ADDITIONAL MEMBERS THEREOF, REMOVE MEMBERS (WITH OR WITHOUT CAUSE) AND APPOINT NEW MEMBERS IN SUBSTITU-TION THEREFOR, FILL VACANCIES HOWEVER CAUSED, OR REMOVE ALL MEMBERS OF THE COMMITTEE AND THEREAFTER DIRECTLY ADMINISTER THE PLAN.

            5.   PRICE,  TERMS  AND  CONDITIONS  OF  OPTIONS.

                (a) EMPLOYEE OPTIONS. EMPLOYEE OPTIONS SHALL BE EVIDENCED BY A WRITTEN EMPLOYEE STOCK OPTION AGREEMENT IN THE FORM ATTACHED HERETO AND INCORPORATED HEREIN. THE NUMBER OF SHARES WHICH MAY BE PURCHASED UNDER SUCH EMPLOYEE OPTION, THE OPTION'S GRANT DATE AND THE PURCHASE PRICE PER SHARE, SHALL BE DESIGNATED BY THE BOARD AT THE TIME THE OPTION IS GRANTED. THE PURCHASE PRICE PER SHARE OF AN EMPLOYEE OPTION SHALL BE NO LESS THAN THE "FAIR MARKET VALUE" (AS THAT TERM IS DEFINED IN SECTION 9, BELOW) AND NO MORE THAN 150% OF THE "FAIR MARKET VALUE" OF THE COMMON STOCK ON THE DATE OF GRANT OF SUCH EMPLOYEE OPTION (EXCEPT IF THE "FAIR MARKET VALUE" IS DETERMINED PURSUANT TO CLAUSE (IV) OF SECTION 9, THE PURCHASE PRICE PER SHARE SHALL BE 150% OF THE "FAIR MARKET VALUE" ON THE DATE OF GRANT).

          Employee Options granted under the Plan shall mature and become exercisable as follows:





                Period of Time       Percentage of Shares for
                After Date           Which Employee Options
                of Grant             May Be Exercised
                --------------       -------------------------
                12 months                        25%
                24 months                        50%
                36 months                        75%
                48 months                       100%

unless  otherwise  provided  by  the  Board.

     An optionee may exercise less than all of the matured portion of the option, in which case such unexercised, matured portion shall remain exercisable, subject to the terms of the Plan, until the option terminates as provided in Section 8, below. The Board may impose on any option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan.

            6. TRANSFERABILITY. AN OPTION GRANTED UNDER THE PLAN SHALL NOT BE TRANSFER-ABLE BY THE INDIVIDUAL TO WHOM IT IS GRANTED OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION, AND SHALL BE EXERCISABLE, DURING THE LIFETIME OF SUCH INDIVIDUAL, ONLY BY HIM; PROVIDED, HOWEVER, THAT IF SUCH INDIVIDUAL BECOMES LEGALLY DISABLED, HIS LEGAL REPRE-SENTATIVE MAY EXERCISE THE OPTION ON HIS BEHALF.

            7. EXERCISE OF OPTIONS. EXERCISE OF AN OPTION SHALL BE ACCOMPLISHED BY DELIVERY TO THE CORPORATION BEFORE THE OPTION'S EXPIRATION OF WRITTEN NOTICE, SIGNED BY THE HOLDER OF THE OPTION, SPECIFYING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS EXERCISED, THE TYPE OF OPTION BEING EXERCISED, AND BY FULL PAYMENT OF THE PURCHASE PRICE FOR THE SHARES. THE PURCHASE PRICE MAY, AT THE CORPORATION'S DISCRETION, BE PAID BY (I) ASSIGNMENT TO THE CORPORATION OF OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION OWNED BY THE OPTIONEE WHICH ARE EQUAL IN VALUE AS OF THE EXER-CISE DATE TO THE PURCHASE PRICE OR THAT PORTION THEREOF BEING PAID IN OUTSTANDING STOCK, OR
(II) BEING CREDITED BY THE CORPORATION FOR SHARES THE OPTIONEE HAS A RIGHT TO ACQUIRE IN THE OPTION BEING EXERCISED WHICH ARE EQUAL IN VALUE AS OF THE EXERCISE DATE TO THE PURCHASE PRICE OR THAT PORTION THEREOF BEING PAID IN KIND. IN EITHER CASE, THE CERTIFICATE ISSUED SHALL REFLECT THE NUMBER OF SHARES AFTER PAYMENT OF THE EXERCISE PRICE. AN OPTION MAY NOT BE EXERCISED FOR A FRACTION OF A SHARE OF COMMON STOCK. AT THE CORPORATION'S REQUEST, THE NOTICE OF EXERCISE DELIVERED TO IT SHALL CONTAIN A REPRESENTATION THAT THE SHARES ARE BEING PURCHASED FOR INVESTMENT ONLY AND NOT FOR RESALE OR DISTRIBUTION. WITHIN A REASONABLE TIME AFTER RECEIPT OF THE PROPERLY EXECUTED NOTICE OF EXERCISE, THE CORPORATION SHALL CAUSE TO BE ISSUED AND DELIVERED TO THE HOLDER OF THE OPTION A CERTIFICATE FOR THE NUMBER OF SHARES OF COMMON STOCK BEING PURCHASED; PROVIDED, HOWEVER, THAT THE CORPORATION MAY IN ITS DISCRETION ALLOW THE OPTIONEE TO ELECT TO PAY ANY WITHHOLDING TAXES PAYABLE UPON EXERCISE OF AN OPTION, IN WHOLE OR IN PART, BY TRANSFERRING TO THE CORPORATION SHARES OF COMMON STOCK OF THE CORPORATION OWNED BY HIM OR BY BEING CREDITED BY THE CORPORATION FOR SHARES HE HAS A RIGHT TO ACQUIRE IN THE OPTION BEING EXERCISED WHICH ARE EQUAL IN VALUE TO THE TAXES PAYABLE.

          Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or unless, in the opinion of counsel to the Corporation, the proposed purchase of such shares would be exempt from the registration requirements of the Securities Act and from the registration or qualification require-ments of applicable state securities laws.

            8. EXPIRATION OF OPTIONS. EACH EMPLOYEE OPTION GRANTED UNDER THE PLAN SHALL EXPIRE THE EARLIER OF (I) FIVE (5) YEARS FROM THE DATE THE OPTION IS GRANTED, OR (II) THREE MONTHS FOLLOWING THE TERMINATION, FOR ANY REASON OTHER THAN DEATH OR DISA-BILITY, OF THE EMPLOYMENT BY THE CORPORATION, OR BY ITS PARENT OR SUBSIDIARY, OF THE EMPLOYEE TO WHOM THE EMPLOYEE OPTION IS GRANTED, OR (III) ONE YEAR FOLLOWING THE TERMI-NATION ON ACCOUNT OF DEATH OR DISABILITY (AS DEFINED IN SECTION 22(E)(3) OF THE CODE) OF THE EMPLOYMENT BY THE CORPORATION, OR BY ITS PARENT OR SUBSIDIARY, OF THE EMPLOYEE TO WHOM THE EMPLOYEE OPTION IS GRANTED. IN THE EVENT OF THE TERMINATION OF EMPLOYMENT BY THE CORPORATION (OF AN EMPLOYEE TO WHOM AN EMPLOYEE OPTION IS GRANTED) ON ACCOUNT OF HIS DEATH OR DISABILITY, THE EMPLOYEE SHALL FOR PURPOSES OF THE FOREGOING REQUIREMENT BE CONSIDERED TO HAVE COMPLETED THE NEXT FULL VESTING PERIOD OF EMPLOYMENT WITH RESPECT TO THE VESTING PERIOD IN WHICH HIS DEATH OR DISABILITY OCCURS.

            9. DEFINITION OF FAIR MARKET VALUE. FOR THE PURPOSES OF THIS PLAN, "FAIR MARKET VALUE" SHALL MEAN: (I) THE AVERAGE OF THE CLOSING BID AND ASK PRICE PER SHARE OF COMMON STOCK OF THE CORPORATION ON THE DATE OF GRANT, AS REPORTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATION SYSTEM OR (II) IF THE COMPANY'S COMMON STOCK IS LISTED ON A NATIONAL SECURITIES EXCHANGE, THE CLOSING PRICE AS REPORTED BY THE WALL STREET JOURNAL ON THE DATE OF GRANT, OR (III) IF THE COMPANY'S COMMON STOCK IS REPORTED OR LISTED ON ANY REGIONAL OR OTHER SYSTEM OR EXCHANGE, THE CLOSING PRICE PER SHARE OF COMMON STOCK ON THE DATE OF GRANT, AS REPORTED BY SUCH SYSTEM OR EXCHANGE, OR (IV) IF THE COMPANY'S COMMON STOCK IS NOT REPORTED PURSUANT TO
(I), (II) OR (III) ABOVE, FOR THE 60 TRADING DAYS REFERENCED IN PARAGRAPH 5(A), THE VALUE OF THE SHARES OF COMMON STOCK SHALL BE DETERMINED BY THE BOARD OF DIRECTORS BASED UPON SUCH FACTORS AS THE BOARD DEEMS RELEVANT.

            10.  STOCK  SPLITS,  DISSOLUTIONS,  MERGERS,  ETC.

                (a) IN CASE OF ANY STOCK SPLIT, STOCK DIVIDEND OR SIMILAR TRANSACTION WHICH INCREASES OR DECREASES THE NUMBER OF OUTSTANDING SHARES OF THE CORPORATION'S COMMON STOCK, APPROPRIATE ADJUSTMENT WILL BE MADE TO BOTH THE NUMBER OF SHARES WHICH MAY BE PURCHASED UNDER THE PLAN AND THE NUMBER AND EXERCISE PRICE PER SHARE OF COMMON STOCK WHICH MAY BE PURCHASED UNDER ANY OUTSTANDING OPTIONS.

                 (b) IN THE EVENT OF THE PROPOSED DISSOLUTION OR LIQUIDATION OF THE COMPANY, ALL OPTIONS WILL BE DEEMED TERMINATED IMMEDIATELY PRIOR TO THE CONSUMMATION OF SUCH PROPOSED ACTION, UNLESS OTHERWISE PROVIDED BY THE BOARD. THE BOARD MAY, IN THE EXERCISE OF ITS SOLE DISCRETION IN SUCH INSTANCES, GIVE EACH OPTIONEE THE RIGHT TO EXERCISE HIS OPTION PRIOR TO THE CONSUMMATION OF SUCH ACTION AS TO ALL OR ANY PART OF THE COMMON STOCK SUBJECT TO SUCH OPTION, INCLUDING SHARES AS TO WHICH THE OPTION WOULD NOT OTHERWISE BE EXERCISABLE.

                 (c) IN THE CASE OF ANY SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE CORPORATION, OR OF ANY MERGER OR OTHER TRANSACTION WHICH RESULTS IN THE REPLACEMENT OF THE CORPORATION'S COMMON STOCK WITH THE STOCK OF ANOTHER CORPORATION, THE BOARD MAY PROVIDE FOR THE EXPIRATION OF ANY EMPLOYEE OPTION, FOR THE ACCELERATION OF THE EXERCISE DATE OF ANY EMPLOYEE OPTION TO THE DAY IMMEDIATELY PRECEDING THE CLOSING DAY OF SUCH EVENT, OR FOR THE ASSUMPTION OR REPLACEMENT OF ANY EMPLOYEE OPTIONS WITH COMPARABLE OPTIONS TO PURCHASE THE STOCK OF SUCH OTHER CORPORATION.
            11. RIGHTS AS OPTION HOLDER. NO PERSON SHALL HAVE ANY RIGHTS AS A STOCKHOLDER WITH RESPECT TO ANY SHARES COVERED BY AN OPTION UNTIL THE DATE
OF  THE ISSUANCE OF A STOCK CERTIFICATE(S) FOR THE SHARES FOR WHICH THE OPTION
HAS  BEEN  EXERCISED.    NO  ADJUSTMENTS  SHALL  BE  MADE  FOR  DIVIDENDS  OR
DISTRIBUTIONS OR OTHER RIGHTS FOR WHICH THE RECORD DATE IS PRIOR TO THE DATE SUCH STOCK CERTIFICATE(S) ARE ISSUED, EXCEPT AS PROVIDED IN SECTION 10. NOTHING IN THIS PLAN OR IN ANY OPTION AGREEMENT SHALL CONFER UPON ANY OPTIONEE ANY RIGHTS TO CONTINUE IN THE EMPLOY OF THE CORPORATION OR SHALL AFFECT THE CORPORATION'S ABILITY TO TERMINATE THE OPTIONEE'S EMPLOYMENT AT ANY TIME.

            12.   EFFECTIVE  DATE.    THE PLAN SHALL TAKE EFFECT UPON THE FIRST
BUSINESS DAY THAT IS AT LEAST ELEVEN (11) DAYS (AS CALCULATED PURSUANT TO BANKRUPTCY RULE 9006A) AFTER THE DATE OF CONFIRMATION OF THE CORPORATION'S PLAN OF REORGANIZATION BY THE U.S. BANKRUPTCY COURT FOR THE DISTRICT OF COLORADO.


EFFECTIVE  DATE:                      February  17,  1992
AMENDED:                              December  11,  1995
AMENDED:                              September  30,  1996

APPENDIX  TO  PROXY  STATEMENT
FORM  OF  PROXY



                       PROXY SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF NBI, INC.

                    For Annual Meeting on December 2, 1996


     The undersigned hereby appoints Marjorie A. Cogan and Jay H. Lustig, or either of them, attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of capital stock of NBI, Inc. (the "Company") held of record by the undersigned on October 8, 1996, at the Annual Meeting of Stockholders of NBI, Inc., to be held at the offices of Equibond, Inc., 100 Wilshire Boulevard, Suite 1700, Santa Monica, California, on Monday, December 2, 1996, at 2:00 p.m. Pacific Time, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given in respect to the same shares of stock.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED WITH RESPECT TO PROPOSALS 1 AND 2. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR SUCH PROPOSALS, AND SUCH SHARES WILL BE VOTED IN THE DISCRETION OF THE BOARD OF DIRECTORS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO ENSURE A QUORUM, YOU ARE URGED TO DATE AND SIGN THIS PROXY ON THE LINE PROVIDED AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                   SEE REVERSE
                                                                          SIDE

      X    Please  Mark  votes  as  in  this  example


The  Board  of  Directors  recommends  a  VOTE  FOR  proposals  1  and  2.






1.    Election  of  Directors

Nominees:    Jay  H.  Lustig  and  Martin  J.  Noonan.


    For  Both  Nominees

    Withheld  From  Both
         Nominees


         For  all  nominees
         except  as  noted  above


2.    Amendments  to  the  Company's  Employee and Director Stock Option Plan.


    For

    Against

    Abstain

3. In their discretion, the above-named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


                                  MARK HERE
                                 FOR ADDRESS
                                  CHANGE AND
                             NOTE AT LEFT  _____

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature  Date

Signature  Date